UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported) June 14, 2006


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
           (Name of small business issuer as specified in its charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, FL            33063
         -------------------------------------------         ----------
          (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-34(c) under the Exchange
    Act (17 CFT 240-13e-4(c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

                         DEPARTURE OF PRINCIPAL OFFICERS

On June 14, 2006, Mr. Eugene H. Berns resigned his position as Chairman of the Board of Directors of MediaNet Group Technologies, Inc. citing increasing personal commitments. Mr. Eugene Berns will however remain as a director.

                        APPOINTMENT OF PRINCIPAL OFFICERS

On June 14, 2006, the Board of Directors of MediaNet Group Technologies, Inc. (the "Company") elected Martin A. Berns Chairman of its Board of Directors. Mr. Berns has held the position of President and Chief Executive Officer.

Mr. Berns shall also maintain his position as Chief Executive Officer but has relinquished the position of President. This vacancy will be filled at a later time.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDIANET GROUP TECHNOLOGIES, INC.


Date:   June 15, 2006                  By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           Chief Executive Officer

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